Exhibit 10.23

                                                             Loan No.


                           COMMERCIAL PROMISSORY NOTE


TOWER TECH, INC.,                           FIRST UNITED BANK AND TRUST COMPANY
  an Oklahoma Corporation

11919 So. Interstate 44 Service Road        P.O. Box 130

Oklahoma City, Oklahoma 73173               Durant, Oklahoma 74702~130
  (hereafter called "Borrower")               (hereafter called "Lender")



$ 253,000.00                June 17, 1999                       June 17, 2002
Note Amount                 Execution Date                       Maturity Date


FOR VALUE RECEIVED, Borrower, jointly and severally if more than one, promises to pay to the order of Lender (which term shall include all subsequent holders of this Note) at its offices set forth above or at such other address as Lender may from time to time designate. in lawful money of the United States of America, the principal sum of $253,000.00, or so much thereof as may be advanced and outstanding from time to time, with interest at the rate provided below on the principal balance from time to time remaining unpaid, in the amounts, at the times and upon the terms provided in this Note. This Note is performable in Bryan County, Oklahoma.

INTEREST RATE. Interest shall accrue on the unpaid balance of this Note from time to time outstanding which is not past due, calculated on a 360 day annual basis (the "Rate"), except as otherwise provided herein, as follows:

The lesser of (a) the Loan Rate (hereinafter defined) in effect from day to day or (b) the Highest Lawful Rate (hereinafter defined) in effect from day to day. The term "Loan Rate" shall mean the sum of one-half of one percent (0.5%) and the Index as hereafter defined. The Loan Rate shall be subject to change daily with changes in the index.

As of the date of this Note, the lesser of the Loan Rate and the Highest Lawful Rate is eight and one quarter percent (8.25%) per annum. Any change in either the Loan Rate or the Highest Lawful Rate shall, after Lender gives only such notice as may be required by applicable law or regulation, be effective for purposes of determining the Rate as of the opening of business on the date of any such change.

The Index is:

The Wall Street Journal Prime Rate which is the highest rate shown as the base rate on corporate loans posted by at least 75% of the nation's 30 largest banks as published daily in the Money Rates Section of the Wall Street Journal.

The index currently is seven and three quarters percent (7.75%) per annum.

The "Highest Lawful Rate" is the maximum lawful rate which may be contracted for, charged, taken, received, or reserved by Lender in accordance with the applicable laws of the State of Oklahoma (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Oklahoma law), taking into account all charges made in connection with this loan which are treated as interest under applicable law.

If at any time (i) the Loan Rate, (ii) interest on matured unpaid amounts, if applicable, as provided for herein or in any of the other Loan Documents, together with (iii) all fees and charges, if any, contracted for, charged, received, taken or reserved by Lender in connection with the loan evidenced hereby which are treated as interest under applicable law (collectively, the "Charges"), computed over the full term of this Note, exceed the Highest Lawful Rate, the rate of interest payable hereunder, together with all Charges, shall be limited to the Highest Lawful Rate; provided, however, that any subsequent reduction in the Loan Rate shall not cause a reduction of the rate of interest payable hereunder below the Highest Lawful Rate until the total amount of interest earned hereunder, together with all Charges, equals the total amount of interest which would have accrued on the Loan Rate if such interest rate had at all times been in effect. Changes in the Loan Rate resulting from a change in the index shall be subject to the provisions of this paragraph.


PREPAYMENT. Borrower may prepay this Note in whole or in part at any time without being required to pay any penalty or premium for such privilege. in the event a prepayment is made, such payment shall be applied first against accrued but unpaid interest, then to the discharge of any expenses for which the holder of this Note may be entitled to receive reimbursement under the terms of this Note or under the terms of any other documents related thereto and lastly against the principal hereof. Any partial prepayment shall not postpone the due date or change the amount of any subsequent installment due hereunder.

PAST DUE PAYMENTS. Lender may charge and collect a late fee of 5% of any scheduled installment more than 10 days past due. The annual interest rate on matured unpaid amounts shall be the highest lawful rate.

DISHONORED CHECK CHARGE. Borrower may pay a processing fee of $15.00 for each check given by Borrower to Lender as a payment on this loan which is dishonored.

Page 1
                                                                     INITIALS

                                                                      Loan No.

PAYMENT TERMS.  This Note shall be due and payable as follows:

Principal and interest shall be due and payable in monthly installments of $3,103.11 or more, each, payable on the 17th day of each and every calendar month, beginning July 17, 1999, and continuing regularly thereafter until the whole of said sum, with interest, has been duly paid, (or until June 17,2002, when the entire amount of principal and interest then remaining unpaid, shall be then due and payable) interest being calculated on the unpaid principal to the date of each installment paid and the payment made credited first to the discharge of the interest accrued and the balance to the reduction of the principal.

WAIVER. Except as otherwise expressly stated in any of the Loan Documents, Borrower and any and all co-borrowers, endorsers, guarantors, and sureties severally waive notice, notice of intent to accelerate, notice of acceleration, demand, grace, presentment for payment, and protest and agree that this Note and all liens securing its payment may be extended and re-extended and the time for payment extended and re-extended from time to time without notice to them or any of them, and they severally agree that their liability on or with respect to this Note shall not be affected by any release or change in any security at any time existing or by any failure to perfect or maintain perfection of any security interest in such security.

EVENTS OF DEFAULT. It is especially agreed that time is of the essence of this Note. The following events shall constitute Events of Default:

1. Default in the timely payment (timely payment shall mean payment within 10 days after notice of nonpayment) of any installment of principal and interest or in the performance of any covenant or provision of any Loan Document as hereafter defined.

2. Borrower, or any Guarantor, shall: (a) execute an assignment for the benefit of creditors or take any action in furtherance thereof; or (b) admit in writing his inability to pay his debts generally as they become due; or (c) as a debtor, file a petition, case, proceeding, or other action pursuant to, or voluntarily seek the benefit or benefits of any debtor relief law or take any action in furtherance thereof; or (d) seek, acquiesce in, or suffer the appointment of a receiver, trustee, or custodian of Borrower, any Guarantor, the Property as herein defined, in whole or in part, or any significant portion of other property belonging to Borrower or any Guarantor that affects performance under this Note; or (e) voluntarily become a party to any proceeding seeking to effect a suspension or having the effect of suspending any of the rights of Lender granted or referred to in the Loan Documents or take any action in furtherance thereof.

3. The filing of a petition, case, proceeding, or other action against Borrower, or any Guarantor, as a debtor under any debtor relief law; or seeking appointment of a receiver, trustee, or custodian of Borrower, or any Guarantor, or of any property described in the Loan Documents or any part thereof, or of any significant portion of other property belonging to Borrower or any Guarantor, that affects its ability to perform under this Note, or seeking to effect a suspension or having the effect of suspending any of the rights of Lender granted or referred to in the Loan Documents, and: (a) Borrower or any Guarantor admits, acquiesces in, or fails to contest the material allegations thereof; or (b) the petition, case, proceeding, or other action results in entry of an order for relief or order granting the relief sought against Borrower or any Guarantor; or (c) the petition, case, proceeding, or other action is not permanently dismissed on or before the earlier of trial thereon or sixty (60) days next following the date of its filing.

4. The discovery by Lender that any warranty, covenant, or representation made to Lender by or on behalf of Borrower or any Guarantor is false, misleading, erroneous, or breached in any material respect.

A default  shall not be an Event of Default if the  default is cured  within ten
(10) days following the delivery of or the mailing of written notice from Lender to Borrower's most current address as reflected in Lender's business records specifying the existence of any such default. If such default is not cured within the ten (10) day period, the default shall be an Event of Default without need of any further notice or action by Lender, except as may be otherwise required by law.

ACCELERATION AND WAIVER OF NOTICE. Upon the occurrence of an Event of Default, the entire unpaid principal balance plus all accrued and unpaid interest due and owing on this Note and any and all other indebtedness of Borrower to Lender shall, at the option of Lender, become and be due and payable forthwith without demand, notice of default, notice of intent to accelerate, or the acceleration of the maturity hereof, notice of nonpayment, presentment, protest, or notice of dishonor, all of which are hereby expressly waived to the full extent not prohibited by law by Borrower and each other liable party. Failure to exercise this option upon the occurrence of any such Event of Default shall not constitute a waiver of the right to exercise such option in the event of any subsequent Event of Default.

COLLECTION COSTS AND JOINT AND SEVERAL LIABILITY. If the unpaid principal balance plus all accrued and unpaid interest due and owing on this Note is not paid at maturity, whether by acceleration or otherwise, and this Note is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in probate, bankruptcy, receivership, reorganization, arrangement, or other legal proceedings for collection hereof, Borrower and each other liable party agree to pay Lender its reasonable collection costs, including a reasonable amount for attorneys' fees. Borrower and each other liable party is and shall be directly and primarily, jointly and severally, liable for the payment of all sums due hereunder, under the Loan Documents and under any instrument securing the payment hereof, and Borrower and each other liable party hereby expressly waives bringing of Suit and diligence in taking any action to collect any sums owing hereon and in the handling of any security, and Borrower and each other liable party hereby consents to and agrees to remain liable hereon regardless of any renewals, extensions for any period or rearrangements hereof, or any release or substitution of security hereof in whole or in part, with or without notice, from time to time, before or after maturity.

                                                                   INITIALS

                                                                   Loan No.

LOAN CHARGES. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with the applicable Oklahoma law governing the maximum rate or amount of interest payable on this Note or the indebtedness evidenced hereby and by the other Loan Documents (or applicable United States federal law to the extent that it permits the Borrower to contract for, charge, take, reserve or receive a greater amount of interest than under Oklahoma law). If the applicable law is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the Loan Documents, or contracted for, charged, taken, reserved or received with respect to such indebtedness, or if Borrower's exercise of the option herein contained to accelerate the maturity of this Note or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Borrower's and Lender's express intent that all excess amounts theretofore collected by Lender be credited on the principal balance of this Note (or, if this Note has been or would thereby be paid in full, refunded to Borrower), and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration. All sums paid or agreed to be paid by Lender for the use, forbearance or detention of the indebtedness evidenced hereby and by the other Loan Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness evidenced hereby for so long as debt is outstanding. To the extent United States federal law permits Lender to contract for, charge or receive a greater amount of interest, Lender will rely on United States federal law instead of state law, for the purpose of determining the Highest Lawful Rate.

RIGHT OF SET OFF. Borrower grants to Lender a contractual possessary security interest in and hereby assigns, conveys, delivers, pledges, and transfers to Lender, all Borrower's right, title and interest in and to Borrower's accounts with Lender (whether checking, savings or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh and trust accounts. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or set off all sums owing on this Note against any and all such amounts.

ADDITIONAL SECURITY. This Note is secured by all security agreements, collateral assignments, assignments, guaranties, mortgages, and lien instruments executed by Borrower (or by any Guarantor) in favor of Lender or any other holder of this Note, including those executed simultaneously herewith, those executed heretofore and those hereafter executed, and by all such agreements, assignments, guaranties, and security instruments securing the payment of all other indebtedness of Borrower to Lender.

REMEDIES OF LENDER. Lender shall have all rights, remedies, and recourses granted in this Note, the Loan Documents and all other instruments securing the payment hereof and the payment of all indebtedness of Borrower to Lender, howsoever evidenced, and those which are available at law or equity, and same:
(a) shall be cumulative and concurrent; (b) may be pursued separately, successively, or concurrently against Borrower or any other liable party or against any one or more of them at the sole discretion of Lender and in such order as Lender, in its sole discretion, shall determined; (c) may be exercised as often as occasion therefore shall arise, it being agreed by Borrower that the exercise or failure to exercise any of the same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse; and
(d) are intended to be, and shall be, nonexclusive. If any part of this Note cannot be enforced, this fact will not affect the rest of this Note. This loan shall be governed by and construed in accordance with the laws of the State of Oklahoma and applicable United States federal law.

NOTICES TO BORROWER AND OTHER PARTIES. Any notice under this Note shall be in writing and shall be effective when actually delivered or, if mailed, shall be deemed effective when deposited in the United States mail first class, certified mail, postage prepaid, directed to the addresses shown near the beginning of this Note. Any party may change its address for notices under this Note by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address.

LOAN DOCUMENTS. This Note and all other instruments executed in connection herewith and/or securing repayment hereof (the "Loan Documents"), including but not limited to:

(a)      The Additional Security as described above.

(b) Commercial Mortgage, Security Agreement, Financing Statement and Assignment of Rents given by Borrower to Lender and any subsequent holder of this Note, of even date herewith.

PROPERTY.  The property described in the Loan Documents (the "Property") is:

A part of the Southeast Quarter (SE/4) of Section Eleven (11), Township Ten (10) North, Range Four (4) West of the Indian Meridian, Cleveland County, Oklahoma and being more particularly described in Exhibit 'A" attached hereto and made a part hereof for all purposes.

                                                                    INITIALS

                                                           Loan No. ___________


TOWER TECH, INC., an Oklahoma Corporation



ss/CHARLES D. WHITSITT
--------------------------------------------
Charles D. Whitsitt, Chief Financial Officer

Exhibit "A"


A part of the Southeast Quarter (SE/4) of Section Eleven (11), Township Ten (10) North, Range Four (4) West of the Indian Meridian, Cleveland County, Oklahoma, being more particularly described as follows:

Commencing at the Southeast Corner of said Southeast Quarter (SE/4);

Thence South 89(degree)42'04" West along the South line of said Southeast Quarter (SE/4) a distance of l,780.60 feet;

Thence continuing South 89(degree)42'04" West along the South line a distance of
843.24 feet to the Southwest Corner of said Southeast Quarter (SE/4);

Thence North 00(degree)07'35" West on the West line of said Southeast Quarter (SE/4) a distance of 1764.49 feet to a point 880.00 feet South of the Northwest Corner of said Southeast Quarter (SE/4);

Thence North 89(degree)42'07" East parallel to and 880.00 feet South of the North line of said Southeast Quarter (SE/4) a distance of 240.00 feet;

Thence South 00(degree)07'35" East and parallel with the West line of said Southeast Quarter (SE/4) distance of 735.00 feet to the point of beginning;

Thence continuing South 00(degree)07'35" East a distance of 65.00 feet;

Thence South 14(degree)49'10" East a distance of 490.68 feet;

Thence North 89(degree)42'07" East and parallel with the North line of said Southeast Quarter (SE/4) a distance of 360.55 feet;

Thence North 00(degree)07'35" West and parallel with the West line of said Southeast Quarter (SE/4) a distance of 540.00 feet;

Thence South 89(degree)42'07" West and parallel with the North line of said Southeast Quarter (SE/4) a distance of 485.00 feet to the point or place of beginning.